===========================================================================
                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): May 17, 2005

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                 0-15938                   06-1205743
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)



22 Prestige Park Circle, East Hartford, CT                   06108-3728
 (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000


---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===========================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 17, 2005, the Company and Mr. George J. Taylor, Jr. executed an agreement modifying certain terms and conditions of Mr. Taylor's employment agreement with the Company ("Modified Agreement"). Pursuant to the Modified Agreement, Mr. Taylor ceased to serve as Chairman of the Company's Board of Directors effective May 12, 2005, and assumed the position of Special Advisor to the Chief Executive Officer of the Company, Jean-Marc Stiegemeier. Mr. Stiegemeier was appointed as successor Chairman of the Board on the same day. Mr. Taylor will continue to serve as a director, subject to his continued election to the Board of Directors by the shareholders of the Company. During Mr. Taylor's "Active Employment Period", which expires December 31, 2007, he shall provide such assistance as may be reasonably requested by the Chief Executive Officer from time to time, such assistance to be related to executive management and strategic initiatives of the Company and such assistance shall be generally consistent with the role of a Senior Advisor.

      Pursuant to Mr. Taylor's Modified Agreement, his annual bonus provisions were revised. Under the Modified Agreement, a bonus for the subject year shall be paid to Executive in the event the Company attains at least eighty five percent (85%) of the target EBITDA that is approved by the Board of Directors for that year and the bonus shall be equal to a prorated amount of from eighty five percent (85%) to one hundred percent (100%) of Mr. Taylor's Base Salary for the subject year, and that percentage shall be determined by and correspond to the percentage of the target
EBITDA that is attained by the Company, provided the amount of any bonus earned shall be all or that portion of the bonus so determined which the Compensation Committee of the Board of Directors of the Company in its sole discretion determines to be attributable to the efforts of Mr. Taylor, such determination to be made on or before January 30 of the year following the subject year.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99(a) Fifth Addendum to That Certain Employment Agreement Between Farmstead Telephone Group, Inc. and George J. Taylor, Jr. Dated as of January 1, 1998; As Amended by That Certain First Addendum Dated as of August 1, 2001; As Further Amended By That Certain Second Addendum Dated as of January 1, 2003; As Further Amended By That Certain Third Addendum Dated as of January 1, 2004; and As Further Amended By That Certain Fourth Addendum Dated as of October 1, 2004.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/Robert G. LaVigne
                                           --------------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer


Date:  May 18, 2005